UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 20, 2016

METLIFE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-15787	13-4075851
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, New York, New York	10166-0188
(Address of Principal Executive Offices)	(Zip Code)

212-578-2211

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On January 12, 2016, MetLife, Inc. (the “Company”) announced its plan to pursue the separation of certain businesses (the “Separation”). Additionally, on July 21, 2016, the Company announced that the separated business will be rebranded as “Brighthouse Financial” after the Separation.

As a result of the planned Separation, in the third quarter of 2016, the Company will reorganize its businesses into six segments: U.S.; Asia; Latin America; Europe, the Middle East and Africa (“EMEA”); MetLife Holdings; and Brighthouse Financial. In addition, the Company will continue to report certain of its results of operations in Corporate & Other.

Based on the planned Separation, the Company will reorganize its businesses as follows:

•	The businesses the Company plans to separate and include in Brighthouse Financial will be reflected in a new segment, Brighthouse Financial.

•	The businesses formerly in the Retail segment, but that the Company does not plan to include in the Brighthouse Financial segment, will be reflected in a new segment, MetLife Holdings. This segment will also include the long-term care business, formerly reported as part of the Group, Voluntary & Worksite Benefit (“GVWB”) segment, and the reinsurance treaty relating to the former Japan joint venture, previously reported in Corporate & Other.

•	The Property & Casualty business, the Retirement & Income Solutions business (formerly known as Corporate Benefit Funding), and the Group Benefits business (consisting of the remaining components of the GVWB business, including the individual disability insurance business previously reported in the former Retail segment), will be reflected in a new segment, U.S.

•	The U.S. Direct business, previously reported as part of the Latin America segment, will be disaggregated and reported in the new U.S. segment and in Corporate & Other.

•	The Asia and EMEA segments will remain unchanged.

These changes will be applied retrospectively and will not have an impact on total consolidated operating earnings or net income in prior periods.

To aid investors’ understanding of the impact of the items described above, the Company has revised the information presented in its Quarterly Financial Supplement for each of the quarters ended March 31, 2015, June 30, 2015, September 30, 2015, December 31, 2015, March 31, 2016, and June 30, 2016 and the year-to-date periods ended December 31, 2015 and June 30, 2016, and attached such revised historical financial results (the “Historical Results Financial Supplement”) to this Form 8-K as Exhibit 99.1.

The Historical Results Financial Supplement attached as Exhibit 99.1 to this Form 8-K is furnished and not filed pursuant to instruction B.2 of Form 8-K.

Item 7.01.	Regulation FD Disclosure.

The information described under “Item 2.02. Results of Operations and Financial Condition” is hereby incorporated by reference into this Item 7.01. The Historical Results Financial Supplement attached as Exhibit 99.1 to this Form 8-K is furnished and not filed pursuant to Instruction B.2 of Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits

99.1	Historical Results Financial Supplement for the quarters ended March 31, 2015, June 30, 2015, September 30, 2015, December 31, 2015, March 31, 2016, and June 30, 2016 and the year-to-date periods ended December 31, 2015 and June 30, 2016. The Historical Results Financial Supplement is furnished and not filed pursuant to Instruction B.2 of Form 8-K.

EXHIBIT

99.1	Historical Results Financial Supplement for the quarters ended March 31, 2015, June 30, 2015, September 30, 2015, December 31, 2015, March 31, 2016, and June 30, 2016 and the year-to-date periods ended December 31, 2015 and June 30, 2016. The Historical Results Financial Supplement is furnished and not filed pursuant to Instruction B.2 of Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.

By:	/s/ Timothy J. Ring
Name: Timothy J. Ring
Title: Senior Vice President and Secretary

Date: October 20, 2016

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EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT

99.1	Historical Results Financial Supplement for the quarters ended March 31, 2015, June 30, 2015, September 30, 2015, December 31, 2015, March 31, 2016, and June 30, 2016 and the year-to-date periods ended December 31, 2015 and June 30, 2016. The Historical Results Financial Supplement is furnished and not filed pursuant to Instruction B.2 of Form 8-K.

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